MFS(R) VARIABLE INSURANCE TRUST II:

                          MFS Strategic Value Portfolio

                        Supplement to Current Prospectus:


On June 11, 2009, shareholders approved the reorganization of the MFS Strategic Value Portfolio ("Strategic Value Portfolio"), a series of MFS Variable Insurance Trust II, into the MFS Value Portfolio, also a series of MFS Variable Insurance Trust II. Accordingly, effective June 22, 2009, pending the consummation of this reorganization transaction on or about June 26, 2009, shares of the Strategic Value Portfolio are no longer available for sale and exchanges into the Strategic Value Portfolio are no longer permitted.


                  The date of this supplement is June 12, 2009.